                                                                    Exhibit 10.1


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

            This Second Amendment to Loan and Security Agreement, dated as of June 30, 2004 (this "Amendment"), is entered into by and among Jacuzzi Brands, Inc., a Delaware corporation ("Parent"), the other borrowers named on the signature page hereto (together with Parent, each a "Borrower" and, collectively, "Borrowers"), Fleet Capital Corporation, a Rhode Island corporation, as administrative agent and collateral agent (in such capacity, "Administrative Agent") under the Loan and Security Agreement referred to below, Silver Point Finance, LLC, as agent for the Term Loan B Lenders (in such capacity, "Term Loan B Agent") under the Loan and Security Agreement referred to below, the Revolving Credit Lenders under the Loan and Security Agreement referred to below and the Term Loan B Lenders under the Loan and Security Agreement referred to below.

                                    RECITALS

      A. Borrowers, Administrative Agent, Term Loan B Agent, the Revolving Credit Lenders and the Term Loan B Lenders are parties to that certain Loan and Security Agreement, dated as of July 15, 2003 (as amended by the First Amendment thereto, dated as of October 10, 2003 and as from time to time hereafter further amended, restated, supplemented or otherwise modified and in effect, the "Loan Agreement"), pursuant to which the Revolving Credit Lenders and the Term Loan B Lenders have made and the Revolving Credit Lenders will hereafter continue to make loans and advances and other extensions of credit to Borrowers.

      B. Borrowers, Administrative Agent, Term Loan B Agent, the Revolving Credit Lenders and the Term Loan B Lenders desire to amend the Loan Agreement as and to the extent set forth herein and pursuant to, and subject to, the terms and conditions set forth in this Amendment.

      C. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment. Capitalized terms used herein without definition are so used as defined in the Loan Agreement and Appendix A thereto.

            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and the Revolving Credit Lenders and Term Loan B Lenders continuing to make Loans available under the terms of the Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:

      1.1.  Definitions.

            (a) The definition of the term "Consolidated Excess Cash Flow" is hereby deleted from Appendix A of the Loan Agreement.

            (b) The definitions of the following terms in Appendix A of the Loan Agreement are hereby amended in their entirety to read as follows:

            "Base Rate Loan - (i) any Revolving Credit Loan or Swing Line Loan which bears interest at a rate determined with reference to the Revolving Credit Base Rate and (ii) all or any portion of the Term Loan B which bears interest at a rate determined with reference to the Term Loan B Base Rate."

            "Interest Payment Date - (i) as to any Base Rate Loan, the first day of each month, and (ii) as to any LIBOR Loan, the last day of each Interest Period applicable to such LIBOR Loan; provided, however, that if any Interest Period for a LIBOR Loan exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date."

            "LIBOR Loan - any Loan which bears interest at a rate determined with reference to the LIBOR."

            "LIBOR Option - the option granted pursuant to Section 3.1 of the Agreement to have the interest on all or any portion of the principal amount of any Loans based on the LIBOR."

            "LIBOR Request - a notice in writing (or by telephone confirmed electronically or by telecopy or other facsimile transmission on the same day as the telephone request) from Borrower Representative to Administrative Agent requesting that interest on a Revolving Credit Loan or all or a portion of the Term Loan B be based on the LIBOR, specifying:
      (i) the first day of the Interest Period (which shall be a Business Day);
      (ii) the length of the Interest Period; (iii) whether the LIBOR Loan is a new Loan, a conversion of a Base Rate Loan, or a continuation of a LIBOR Loan, and (iv) the dollar amount of the LIBOR Loan, which shall be in an amount not less than $1,000,000 or an integral multiple of $100,000 in excess thereof."

      1.2. Interest on Term Loan B. Section 2.1.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "2.1.2 Term Loan B.

            (a) Interest shall accrue on all or a portion of the principal amount of the Term Loan B that is a Base Rate Loan outstanding at the end of each day at a fluctuating rate per annum equal to the Term Loan B Base Rate plus three and one-quarter percent (3.25%). Such rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Term Loan B Base Rate, effective as of the opening of business on the day that any such change in the Term Loan B Base Rate occurs.

            (b) If Borrower Representative exercises the LIBOR Option as provided in Section 3.1 with respect to all or a portion of the Term Loan B, interest shall accrue on that portion of the Term Loan B that is a LIBOR Loan outstanding at the end of each day at a rate per annum equal to the LIBOR applicable to such LIBOR Loan for the corresponding Interest Period plus five percent (5.00%)."

      1.3. Reimbursement of Expenses. The second sentence of Section 2.8 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "All amounts chargeable to Borrowers under this Section 2.8 shall be Obligations secured by all of the Collateral, shall be payable on demand to Administrative Agent, Term Loan B Agent or such Lender, as the case may be, and, unless earlier charged as a Revolving Credit Loan, shall bear interest from the date 7 Business Days after such demand is made until paid in full at the rate applicable to Base Rate Loans or, in the case of amounts relating to the Term Loan B, the rate applicable to that portion of the Term Loan B that is a Base Rate Loan, from time to time."

      1.4. Reimbursement of Charges. Section 2.11 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "2.11 Payment of Charges. All amounts chargeable to Borrowers under this Agreement shall be Obligations secured by all of the Collateral, shall be, unless specifically otherwise provided, payable on demand and shall bear interest from the date demand was made or such amount is due, as applicable, until paid in full at the rate applicable to Base Rate Loans or, in the case of amounts relating to the Term Loan B, the rate applicable to that portion of the Term Loan B that is a Base Rate Loan, from time to time."

      1.5. Conversion of Base Rate Loans. The first sentence of Section 3.1.8 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "Provided that as of both the date of the LIBOR Request and the first day of the Interest Period, no Default or Event of Default exists or, if a Default or Event of Default exists, neither Administrative Agent nor Majority Revolving Credit Lenders (with respect to Revolving Credit Loans) or Majority Term Loan B Lenders (with respect to the Term Loan B) have elected to suspend the LIBOR Option during the continuance of such Default or Event of Default, Borrower Representative may, on any Business Day, convert any Base Rate Loan into a LIBOR Loan."

      1.6. Continuation of LIBOR Loans. The first sentence of Section 3.1.9 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "Provided that as of both the date of the LIBOR Request and the first day of the Interest Period, no Default or Event of Default exists or, if a Default or Event of Default exists, neither Administrative Agent nor Majority Revolving Credit Lenders (with respect to Revolving Credit Loans) or Majority Term Loan B Lenders (with respect to the Term Loan B) have elected to suspend the LIBOR

      Option during the continuance of such Default or Event of Default, Borrower Representative may, on any Business Day, continue any LIBOR Loans into a subsequent Interest Period of the same or a different permitted duration."

      1.7. Inability to Make LIBOR Loans. Section 3.1.10 of the Loan Agreement is hereby amended by deleting each reference to "Revolving Credit Lender" and "Revolving Credit Lenders" therein and substituting in lieu thereof the terms "Lender" and "Lenders", respectively.

      1.8. Payments; Principal; Term Loan B. Section 3.2.1(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

            "(b) Term Loan. Subject to the provisions of Section 3.4 hereof, the outstanding unpaid principal amount and all accrued and unpaid interest under the Term Loan B shall be due and payable on the earliest of
      (i) July 15, 2009, (ii) subject to the provisions of subsection 10.2.3, the acceleration of the Term Loan B after an Event of Default and (iii) unless Borrowers shall have entered into a replacement or extension revolving credit facility that is projected to provide for unused borrowing base availability thereunder of not less than $20,000,000 at all times, the termination of the Revolving Credit Facility."

      1.9. Prepayment of/Failure to Borrow LIBOR Loans. Section 3.2.5 of the Loan Agreement is hereby amended as follows:

            (a) Section 3.2.5 of the Loan Agreement (other than the last sentence thereof) is hereby amended by deleting each reference to the terms "Revolving Credit Lender" and "Revolving Credit Lenders" therein and substituting in lieu thereof the terms "Lender" and "Lenders", respectively.

            (b) The last sentence of Section 3.2.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "If by reason of an Event of Default, Administrative Agent or Majority Revolving Credit Lenders elect to declare the Obligations to be immediately due and payable or Administrative Agent exercises enforcement rights and remedies against Borrowers at the direction of Term Loan B Agent pursuant to Section 10.2.3, then any yield maintenance fee that would be payable with respect to a LIBOR Loan shall become due and payable in the same manner as though Borrowers had exercised such right of prepayment on the date that the Obligations are declared immediately due and payable."

      1.10. Mandatory and Optional Prepayments; Consolidated Excess Cash Flow Recapture. Section 3.3.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

            "3.3.2 Intentionally Omitted."

      1.11. Basis for Determining Interest Rate Inadequate. Section 3.9 of the Loan Agreement is hereby amended by deleting each reference to the term "Revolving Credit Lender" therein and substituting in lieu thereof the term "Lender".

      1.12. Exhibit 8.3. Exhibit 8.3 of the Loan Agreement is hereby amended by deleting such Exhibit in its entirety and substituting in lieu thereof new
Exhibit 8.3, which is attached hereto as Annex I.

2.    Representations and Warranties.

      2.1. The execution, delivery and performance of this Amendment have been or will be duly authorized by all necessary corporate or other relevant action and do not and will not (i) contravene the charter, articles or certificate of incorporation, memorandum of association, partnership agreement, certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be) of any Borrower or any of its Subsidiaries; (ii) violate, or cause any Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to any Borrower or any of its Subsidiaries, the violation of which could reasonably be expected to have a Material Adverse Effect; (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement, including, without limitation, the New Senior Secured Notes Indenture, or any other agreement, lease or instrument to which any Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected, the breach of or default under which could reasonably be expected to have a Material Adverse Effect; or (iv) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Borrower or any of its Subsidiaries.

      2.2. This Amendment is a legal, valid and binding obligation of each Borrower and each of its Subsidiaries party hereto, enforceable against it in accordance with its respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting creditors' rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3. Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:

      3.1. Administrative Agent's receipt of counterparts of this Amendment, duly executed by Borrowers, Agents and Lenders, and duly acknowledged by each of the Guarantors.

      3.2. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment or the consummation of any of the transactions contemplated hereby.

4.    Reference to and Effect Upon the Loan Agreement and other Loan Documents.

      4.1. The Loan Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed by Borrowers and each other Loan Party. Without limiting the foregoing, the Liens granted pursuant to the Security Documents shall continue in full force and effect and the guaranties of the Guarantors shall continue in full force and effect.

      4.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition of, or to any amendment or modification of, any term or condition (except as specifically set forth herein) of the Loan Agreement or any other Loan Document or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement, the Notes or any other Loan Document.

      4.3. Each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall be and mean a reference to the Loan Agreement as amended hereby.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. A counterpart signature page delivered by fax transmission shall be as effective as delivery of an originally executed counterpart.

6. Costs and Expenses. As provided in Section 2.8 of the Loan Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent and Term Loan B Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys' fees).

7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                          BORROWERS:

                                          JACUZZI BRANDS, INC.
                                          BATHCRAFT, INC.
                                          ELJER PLUMBINGWARE, INC.
                                          GATSBY SPAS, INC.
                                          JACUZZI, INC.
                                          JUSI HOLDINGS, INC.
                                          REDMONT, INC.
                                          REXAIR, INC.
                                          SUNDANCE SPAS, INC.
                                          ZURN PEX, INC.
                                          USI AMERICAN HOLDINGS, INC.
                                          USI GLOBAL CORP.
                                          ZURCO, INC.
                                          ZURN INDUSTRIES, INC.

                                          By: /s/ Steven C. Barre
                                              -------------------------------
                                          Name:  Steven C. Barre
                                          Title: Vice President


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

            Each of the undersigned Guarantors hereby acknowledges the foregoing Second Amendment to Loan and Security Agreement and ratifies and confirms that each of the Loan Documents to which it is a party shall remain in full force and effect.

                                   GUARANTORS:

                          Asteria Company (f/k/a Elite Bath Company)
                          Baylis Brothers Inc.
                          Bruckner Manufacturing Corp. (f/k/a Farberware
                          Inc.)
                          Carlsbad Corp. (f/k/a Odyssey Sports, Inc.)
                          Compax Corp.
                          Eljer Industries, Inc.
                          Environmental Energy Company
                          Gary Concrete Products, Inc.
                          HL Capital Corp.
                          Jacuzzi Whirlpool Bath, Inc.
                          KLI, Inc. (f/k/a Keller Ladders, Inc.)
                          Krikles Canada U.S.A., Inc. (f/k/a Selkirk Canada U.S.A., Inc.)
                          Krikles Europe U.S.A., Inc. (f/k/a Selkirk Europe U.S.A., Inc.)
                          Krikles, Inc.  (f/k/a Selkirk, Inc.)
                          Lokelani Development Corporation
                          Luxor Industries Inc.
                          Maili Kai Land Development Corporation
                          Mobilite, Inc.
                          Nissen Universal Holdings Inc.
                          Outdoor Products LLC
                          PH Property Development Company
                          PLC Realty Inc. (f/k/a Prescolite Lite Controls, Inc.) Rexair Holdings, Inc.
                          Sanitary - Dash Manufacturing Co., Inc.
                          SH 1 Inc.
                          Strategic Capital Management, Inc.
                          Strategic Membership Company
                          Streamwood Corporation (f/k/a Quantum
                          Performance Films, Inc.)
                          TA Liquidation Corp. (f/k/a Tommy Armour Golf
                          Company)
                          Trimfoot Co.
                          TT Liquidation Corp.
                          UGE Liquidation Inc. (f/k/a W.K. 25, Inc.)
                          USI Atlantic Corp.
                          USI Capital, Inc.
                          USI Funding, Inc.

                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                          USI Properties, Inc.
                          USI Realty Corp.
                          Zurn (Cayman Islands), Inc.
                          Zurn Constructors, Inc. (f/k/a Advanco
                          Constructors, Inc.)
                          Zurn EPC Services, Inc. (f/k/a National Energy Production Corporation)
                          Zurnacq of California, Inc.

                          By: /s/ Steven C. Barre
                              ------------------------------------------
                              Name:  Steven C. Barre
                              Title: Vice President

                          JBI HOLDINGS LIMITED

                          By: /s/ Steven C. Barre
                              ------------------------------------------
                              Name:  Steven C. Barre
                              Title: Director



                           By: /s/ Jeffrey B. Park
                               -----------------------------------------
                               Name:  Jeffrey B. Park
                               Title: Director


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         FLEET CAPITAL CORPORATION, as
                                         Administrative Agent and as a Revolving
                                         Credit Lender

                                         By: /s/ Suzanne Cozine
                                             --------------------------------
                                         Name:  Suzanne Cozine
                                         Title: Vice President

                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         SILVER POINT FINANCE, LLC, as Term Loan
                                         B Agent

                                         By: /s/ Thomas J. Steiglehner
                                             --------------------------------
                                         Name:  Thomas J. Steiglehner
                                         Title:


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         TRS THEBE LLC, as a Term Loan B Lender

                                         By: /s/ Edward Schaffer
                                             --------------------------------
                                         Name:  Edward Schaffer
                                         Title: Vice President


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                              WINGATE CAPITAL LTD., as a Term
                              Loan B Lender
                              By: Citadel Limited Partnership, Portfolio Manager
                              By: GLB Partners, L.P., its General Partner
                              By: Citadel Investment Group, L.L.C,
                                  its General Partner


                              By: /s/ Adam Cooper
                                  ----------------------------------------------
                              Name:  Adam Cooper
                              Title: General Counsel

                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         CYPRESS POINT TRADING LLC, as a Term
                                         Loan B Lender

                                         By: /s/ Diana M. Himes
                                             --------------------------------
                                         Name:  Diana M. Himes
                                         Title: Assistant Vice President


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         CREDIT SUISSE FIRST BOSTON, acting
                                         through its Cayman Islands Branch, as a
                                         Revolving Credit Lender

                                         By: /s/ Phillip Ho
                                             --------------------------------
                                         Name:  Phillip Ho
                                         Title: Director



                                         By: /s/ Rianka Mohan
                                             --------------------------------
                                         Name:  Rianka Mohan
                                         Title: Associate



                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                      BANK ONE, NA, as a Revolving Credit Lender


                                      By: /s/ Randy Abrams
                                          --------------------------------
                                      Name:  Randy Abrams
                                      Title: Associate Director


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         UBS AG, STAMFORD BRANCH, as a Revolving
                                         Credit Lender


                                         By: /s/ Patricia O'Kicki
                                             --------------------------------
                                         Name:  Patricia O'Kicki
                                         Title: Director


                                         By: /s/ Doris Mesa
                                             --------------------------------
                                         Name:  Doris Mesa
                                         Title: Associate Director



                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         HSBC BUSINESS CREDIT (USA), INC., as a
                                         Revolving Credit Lender



                                         By: /s/ Dan Byeno
                                             --------------------------------
                                         Name:  Dan Byeno
                                         Title: Vice President



                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         LASALLE BUSINESS CREDIT, LLC., as a
                                         Revolving Credit Lender



                                         By: /s/ Jeffrey G. Saperstein
                                             --------------------------------
                                         Name:  Jeffrey G. Saperstein
                                         Title: Vice President


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                         THE CIT GROUP/BUSINESS CREDIT, INC., as
                                         a Revolving Credit Lender

                                         By: /s/ Evelyn Kusold
                                             --------------------------------
                                         Name:  Evelyn Kusold
                                         Title: AVP


                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                       WEBSTER BUSINESS CREDIT
                                       CORPORATION, as a Revolving Credit Lender


                                         By: /s/ Otto Brunke
                                             --------------------------------
                                         Name:  Otto Brunke
                                         Title: Asst. Vice President



                SECOND AMENDMENT TO JACUZZI BRANDS LOAN AGREEMENT

                                                                         ANNEX 1

                                   EXHIBIT 8.3

                               FINANCIAL COVENANTS

DEFINITIONS

            CONSOLIDATED EBITDA - for any period, the sum, without duplication, of the amounts for such period of (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) provisions for taxes based on income, (iv) total depreciation expense, (v) total amortization expense, (vi) all unusual expenses and all other non-capitalized restructuring expenses (including costs and expenses attributable to employee severance obligations and facility consolidation costs) for such period to the extent not disallowed by Administrative Agent and Term Loan B Agent in their sole discretion, and (vii) other non-cash items (other than any such non-cash item to the extent that it represents an accrual of or reserve for cash expenditures in any future period), less other non-cash items added in the calculation of Consolidated Net Income (other than any such non-cash item to the extent that it will result in the receipt of cash payments in any future period), all of the foregoing as determined on a Consolidated basis for Parent and its Subsidiaries in conformity with GAAP; provided, that (a) in the event any Loan Party makes an acquisition of any Person or any division or any business unit permitted hereunder or consented to by the Lenders holding the requisite amount of Obligations set forth in Section 11.10 during such period, if Parent provides Administrative Agent and Lenders financial statements with respect to the business so acquired (which financial statements shall have been audited by one of the "Big 4" accounting firms or another nationally recognized accounting firm reasonably satisfactory to Administrative Agent or financial statements otherwise satisfactory to Administrative Agent) reasonably satisfactory to Majority Lenders, Consolidated EBITDA for such period shall be calculated on a pro forma basis, taking into account the elimination of non-recurring expenses, based on the results of such acquired Person or acquired assets as if such acquisition had occurred on the first day of such period, and (b) in the event any Loan Party makes a disposition permitted under subsection 8.2.9 (or any other disposition of any Person or any division or any business unit permitted hereunder or consented to by the Lenders holding the requisite amount of Obligations set forth in Section 11.10) during such period, Consolidated EBITDA for such period shall be calculated on a pro forma basis, based on the results of such disposed Person or disposed assets as if such disposition had occurred on the first day of such period. The foregoing notwithstanding, Consolidated EBITDA for: (i) the fiscal quarter ended December 31, 2002 shall be deemed to equal to $21,720,000; and (ii) for the fiscal quarter ended March 31, 2003 shall be deemed to equal to $30,922,000.

            CONSOLIDATED FIXED CHARGE COVERAGE RATIO - for any period, the ratio of (i) Consolidated EBITDA, for such period minus (x) the sum of (a) any positive provision for income taxes (excluding deferred tax charges) included in the determination of net earnings (or loss) for such period plus (b) non-financed Capital Expenditures during such period, plus (c) non-financed Permitted Investments plus (d) cash payments made within the applicable period for non-capitalized restructuring expenses, including costs and expenses attributed to employee severance obligations and facility consolidation costs, but specifically excluding cash restructuring payments made on or before September 30, 2003 which were accrued or committed

                               Exhibit 8.3 - Page 1
to be paid on or before the Closing Date as set forth on Schedule I to this
Exhibit 8.3, plus (y) without double counting under clause (vi) of the definition of Consolidated EBITDA, in the fiscal years ended on or about September 30, 2004 and September 30, 2005, respectively, Eljer restructuring expenses not to exceed $2,500,000 in any fiscal quarter during either such fiscal year (which amount if and to the extent not so included in such a fiscal quarter may be carried forward to any other fiscal quarter in such fiscal year), not to exceed $10,000,000 in the aggregate for each of such fiscal years and not to exceed $20,000,000 in the aggregate for both of such fiscal years combined, to (ii) Consolidated Fixed Charges for such period, all as determined for the Parent and its Subsidiaries in accordance with GAAP.

            CONSOLIDATED FIXED CHARGES - with respect to any period, the sum of:
(i) scheduled principal payments required to be made during such period in respect to Indebtedness for Money Borrowed (including the principal portion of Capitalized Lease Obligations) plus (ii) scheduled reductions of the Trademark Advance Limit under the Revolving Credit Facility plus (iii) Consolidated Interest Expense for such period, all determined for Parent and its Subsidiaries on a Consolidated basis and in accordance with GAAP.

            CONSOLIDATED LEVERAGE RATIO, as at any date, the ratio of (a) Consolidated Total Debt as at such date to (b) Consolidated EBITDA for the consecutive four fiscal quarters ending on the last day of the most recently ended fiscal quarter.

            CONSOLIDATED INTEREST EXPENSE - for any period, (i) total interest expense of Parent and its Subsidiaries on a Consolidated basis with respect to all outstanding Indebtedness of Parent and its Subsidiaries, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under interest rate agreements, but excluding amortization of capitalized financing costs related to the transactions which closed on the Closing Date minus (ii) total interest income.

            CONSOLIDATED NET INCOME, for any period, the net income (or loss) of Parent and its Subsidiaries on a Consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded (i) the income (or loss) of any Person (other than a Subsidiary of Parent) in which any other Person (other than Parent or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to Parent or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of Parent or is merged into or consolidated with Parent or any of its Subsidiaries or that Person's assets are acquired by Parent or any of its Subsidiaries, (iii) the income of any Subsidiary of Parent to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales or returned surplus assets of any Pension Plan, (v) any LIFO reserves to the extent such LIFO reserves decrease or increase net income, and
(vi) (to the extent not included in clauses (i) through (v) above) any net extraordinary gains or net extraordinary losses.

            CONSOLIDATED TOTAL DEBT - means as at any date of determination, the aggregate stated balance sheet amount (which shall include the face amount of undrawn Letters of Credit)

                               Exhibit 8.3 - Page 2
of all Money Borrowed of Parent and its Subsidiaries on the last day of the most recently ended fiscal quarter, determined on a Consolidated basis in accordance with GAAP.

                               Exhibit 8.3 - Page 3

COVENANTS

            CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Borrowers shall not permit the Consolidated Fixed Charge Coverage Ratio as of any date set forth below to be less than the amount opposite such date:*

                    PERIOD                                              RATIO
                    ------                                              -----
For the Quarter ended September 30, 2003                              1.00 to 1.0
For the Two Quarters ended December 31, 2003                          1.00 to 1.0
For the Three Quarters ended March 31, 2004                           1.00 to 1.0
For the Four Quarters ended June 30, 2004 and September 30, 2004      1.05 to 1.0
For the Four Quarters ended December 31, 2004 and March 31, 2005      1.10 to 1.0
For the Four Quarters ended June 30, 2005 and each September 30,
December 31, March 31, and June 30 thereafter                         1.15 to 1.0

--------
* To be tested at the end of each fiscal quarter of Parent and its Subsidiaries during which Availability at any time during such fiscal quarter is less than $20,000,000 and as of the end of the fiscal quarter ending immediately prior to such fiscal quarter.

                               Exhibit 8.3 - Page 4

                            SCHEDULE I TO EXHIBIT 8.3

          CASH RESTRUCTURING PAYMENTS TO BE EXCLUDED FROM CONSOLIDATED
                           FIXED CHARGE COVERAGE RATIO

Jacuzzi Inc closure & corporate restructuring:
   Severance                                                           3,427,387
   Roy Jacuzzi SERP                                                      900,000
   Relocation costs for Company personnel                                550,000
   Retained search and relocation costs for new positions                350,000
   Abandoned lease                                                       198,873
   Name change and other costs                                           707,773
                                                                      ----------
        Jacuzzi Inc restructure accrual                                6,134,033

B&P corporate office closure                                              71,398

Dallas lease                                                           7,433,546
                                                                      ----------
Balance accrued as of June 2003                                       13,638,977
                                                                      ----------
Additional amounts committed - not accrued
Severance                                                                632,352
Name change and other costs                                              342,227
                                                                      ----------
                                                                         974,579
                                                                      ----------
Total committed                                                       14,613,556
                                                                      ==========

                               Exhibit 8.3 - Page 5